March 2018 Social Casino Table Games Premium EGMs Orion Core EGMs ICON Specialty EGMs Big Red Table Equipment Q4 2017 Results Presentation Exhibit 99.2

1 This presentation and information contained herein constitutes confidential information and is provided to you on the condition that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part, other than to your directors, officers and employees who have a need to know such information, without the prior written consent of AGS. This presentation contains statements that constitute forward-looking statements which involve risks and uncertainties, including such risks and uncertainties described in the Annual Report on Form 10-K of PlayAGS, Inc. (“AGS”) for the fiscal year ended December 31, 2017 filed with the Securities and Exchange Commission. These statements include descriptions regarding the intent, belief or current expectations of AGS or its officers with respect to the consolidated results of operations and financial condition, future events and plans of AGS. These statements can be recognized by the use of words such as "expects," "plans," "will," "estimates," "projects," or words of similar meaning. Such forward-looking statements are not guarantees of future performance and actual results may differ from those in the forward-looking statements as a result of various factors and assumptions. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. You are cautioned not to place undue reliance on these forward looking statements, which are based on the current view of the management of AGS on future events. We undertake no obligation to publicly update or revise any forward-looking statement contained in this presentation, whether as a result of new information, future events or otherwise, except as required by law. In light of the risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur, and our actual results could differ materially from those anticipated in these forward-looking statements. This presentation also contains references to Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA and other measures that are non-GAAP financial measures. Management believes that EBITDA and Adjusted EBITDA and related measures are commonly reported by companies and widely used by investors as indicators of a company’s operating performance. There are other non-GAAP financial measures which should be considered only as a supplement to, and not as a superior measure to, financial measures prepared in accordance with GAAP. Please refer to the last slide of this presentation for a reconciliation of certain non-GAAP financial measures included in this presentation to the most directly comparable financial measure prepared in accordance with GAAP. Unless otherwise noted, information included herein is presented as of the dates indicated. This presentation is not complete and the information contained herein may change at any time without notice. Except as required by applicable law, we do not have any responsibility to update the presentation to account for such changes. Certain information in this presentation is based upon management forecasts and reflects prevailing conditions and management’s views as of this date, all of which are subject to change. In preparing this presentation, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources or which was provided to us by third parties. The information contained herein is subject to change, completion or amendment and we are not under any obligation to keep you advised of such changes. We make no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of any of the information contained herein, including, but not limited to, information obtained from third parties. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

2 SUMMARY OF Q4 AND FY 2017 FINANCIAL PERFORMANCE $40.3 $54.2 $0.7 $1.6 $1.8 $1.9$42.7 $57.7 Q4 '16 Q4 '17 EGM Table Products Interactive Revenue Adjusted EBITDA $156.4 $199.9 $2.7 $4.1 $7.7 $8.0 $166.8 $212.0 FY 2016 FY 2017 EGM Table Products Interactive ($ in mm) ($ in mm) $23.0 $26.3 $22.1 $26.4 Q4 '16 Q4 '17 Tables: ($0.3) Interactive: ($0.7) Tables: $0.2 Interactive: ($0.1) Table: ($0.3 Interactive: ($0.6) Table: $0.2 Interactive: ($0.1) $91.7 $107.8 $85.3 $106.8 FY 2016 FY 2017 Tables: 1 7) 4 7 Tables: ($0.5) 4 Note: Adjusted EBITDA allows us to add back certain non-cash charges that are deducted in calculating net income and to deduct certain gains that are included in calculating net income. However, these expenses and gains vary greatly, and are difficult to predict. They can represent the effect of long-term strategies as opposed to short-term results. In addition, in the case of charges or expenses, these items can represent the reduction of cash that could be used for other corporate purposes. Recurring Revenue $45.2 Recurring Revenue $170.3

2017 BUSINESS HIGHLIGHTS

- Launch of *Orion* Portrait in Q1 2017; ended year with ~1,900[(1)] units
- Achieved over 5% ship share[(2)] in 2H 2017
- 2,565 EGMs sold in 2017 vs 465 in 2016 (452% increase)
- Optimized ~1,600 legacy EGM units in 2017
- Grew the recurring EGM base by more than 2,900 units in 2017
- Continued success of *ICON* core cabinet; ended year with over 4,700[(1)] units
- Acquisition of ~1,500 Class II units from Rocket Gaming in Q4 2017

- Table Products segment EBITDA positive in Q4 2017
- Launched 7 new table products in 2017
- Acquisition of nearly 500 table game units from In Bet Gaming in Q4 2017

- Interactive segment EBITDA positive in December 2017
- Successful launch of our new B2B Social White Label Casino platform

- AGS selected as one of Nation's *Best & Brightest Companies to Work For®*

(1) Includes sales, leases and trials
(2) Q4 Eilers Survey

ags OBSESSED with the game

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4 203 465 2,565 2015 2016 2017 EGM PERFORMANCE OVERVIEW Class II 11,952 Intl 7,727 Class III 2,909 VLT 1,217 EGM Installed Base(1) 23,805 leased EGMs EGM Revenue and Adj. EBITDA 50% Huge Growth in Sold EGMs Achieved +5% ship share in Q4 17 vs. <1% two years ago ~50% gross profit margin(3) 33% 12% Brazil & Philippines upside Steady Ramp in Number of Leased EGMs ~100% recurring business; ~80% gross profit margin(2) +15% +23% +12% Y-o-Y Growth  High recurring revenue  Strong relationships  Stable business 5% Note: All financial figures include contribution of Cadillac Jack following acquisition in May 2015. (1) Inclusive of ~1,500 units acquired from Rocket in December 2017 (2) Gross Profit Margin for leased units = EGM gaming operations revenue less EGM cost of gaming operations, divided by EGM gaming operations revenue for FY2017 (3) Gross Profit Margin for sold units defined as EGM equipment sales revenue less Cost of equipment sales, divided by EGM equipment sales revenue for FY2017 $119.6 $156.4 $199.9 $66.3 $91.7 $107.8 2015 2016 2017 EGM Revenue EGM Adjusted EBITDA ($ in mm) 13,139 13,953 16,078 6,112 6,898 7,727 19,251 20,851 23,805 2015 2016 2017 Domestic International Recurring Revenue $113.5 $144.5 $158.3 18.1% CAGR ($ in mm) ~700 Units Sold in Q4 17

5 Table Products Installed Base and ALP TABLE PRODUCTS PERFORMANCE OVERVIEW 815 1,500 2,400 2015 2016 2017 ~70% Side Bets ~25% Progressives ~5% Premium Table Revenue Adj. EBITDA $1.7 $2.7 $4.1 2015 2016 2017 ($1.4) ($1.7) ($0.5) 2015 2016 2017 ($ in mm) ($ in mm) ALP ($ in mm) $171 $194 $171  Over 30 different products, including premium table games (poker and blackjack derivatives), side bets, progressive systems, card shufflers and table signage  Full quarter contribution of In Bet assets  125+ Bonus Spin units in the field  Quadrupled Buster Blackjack installed base since acquisition in September 2015  Adjusted EBITDA positive in Q4 ‘17      ~100% Recurring Q4 17 $0.2

6 INTERACTIVE PERFORMANCE OVERVIEW $2.0 $7.7 $8.0 2015 2016 2017 ($2.5) ($4.7) ($0.4) 2015 2016 2017 Interactive Revenue Adj. EBITDA ($ in mm) ($ in mm)  B2C - continued focus on optimizing marketing spend by decreasing user acquisition fees  ARPDAU increased by ~10% to $0.54 in Q4 due to marketing optimization and increased attention on player  Adjusted EBITDA positive in December  Significant EBITDA improvement in 2017 compared in 2016  Ended the year with six signed agreements for Social WLC, our B2B offering     

7 Pro Forma Capitalization ($ in mm) CAPITAL STRUCTURE UPDATE  AGS priced its IPO on January 25th (NYSE: AGS) • 10,250,000 shares offered at $16.00 per share • Day 1 trading performance ( 15.6%), 31%+ since IPO(1) • Greenshoe option was exercised on February 27, 2018  Repricing overview: • On February 6, 2018, AGS repriced its existing $512.6 million B term loan due February 2024 • Reprice from L + 550 bps to L + 425 bps, saving over $6 million in annual interest expense 12/31/17 Adj. Pro Forma Rate Maturity Capitalization Cash $19 $18 $37 $30 million existing revolver – – – L + 4.25% 6/6/2022 First li term loan 513 – 513 L + 4.25% 2/15/2024 Other 3 – 3 Various – Total first lien debt $515 $515 HoldCo PIK notes $153 (153) – 11.25% 5/28/2024 Total debt $668 $515 Total net debt 649 478 (1) As of 3/13/18.

8 STRATEGIC INITIATIVES TO DRIVE GROWTH 1. Continued Penetration of the Orion Portrait Cabinet and Securing Additional Banks of ICON  Opportunity to grow footprint in NV, CA, MS, LA, MD, etc.  +15 new titles for Orion Portrait to launch in 2018 2. New Market Entry for EGMs and Table Products  AGS obtained its gaming license in Ohio in Q1 2018  Prospective: MA, Canada, PA, CO 3. New Products to Drive Growth  New Orion Slant set to launch in Q2 2018; “Core Plus” cabinet • +20 new titles for Orion Slant to launch in 2018  STAX multi-level progressive jackpot system • Received GLI approval • Received Casino Journal’s Top 20 Most Innovative Gaming Technology Products Award  B2B Social WLC and RMG opportunities 4. International Expansion Opportunities  Alora video bingo cabinet touched ground in Philippines in Q1 2018  If legalization of regulated gaming is passed, Brazil presents additional upside

SIGNIFICANT WHITESPACE OPPORTUNITY

- Solid recurring revenue base and market leadership in core markets of TX, AL and OK
- AGS has aggressively secured licenses in, and begun to penetrate, key Class III markets (e.g., NV, Canada, MS)
- Orion Portrait is driving the growth in early-entry markets
- Recent ship share gains far in excess of current market share
- AGS is not dependent on the replacement cycle to grow
- 1% market share when excluding established markets

Market Stage	Jurisdiction	Estimated Total Units in State(1)	AGS Estimated Current Market Share	AGS Q4 ship share
Established / Class II	Texas	4,097	41.7%	
	Alabama	6,602	40.6%	
	Oklahoma	74,737	9.2%	
Ramping	Florida	22,081	8.2%	
	Montana	17,681	3.3%	
	California	72,704	1.8%	12%
Early Entry	Mississippi	30,377	0.8%	27%
	New York	34,498	0.9%	
	Iowa	19,254	0.5%	
	New Mexico	20,524	0.5%	
	Indiana	19,047	0.5%	
	Louisiana	41,910	0.4%	
	Michigan	31,557	0.5%	
	Nevada	161,701	0.4%	12%
	Ontario	22,794	0.1%	
	Ohio	18,526	0.0%	
	Alberta	20,492	0.0%	
	Manitoba	10,099	0.0%	
	Saskatchewan	7,172	0.0%	
	Other(2)	215,400	1.9%	
Prospective	Other(3)	130,667	0.0%	
Total		981,920	2.1%	

AGS Q4 ship share demonstrates path to further market share growth

(1) Per Eilers & Krejcik Slot & Table Count 3Q17
(2) Other Early Entry jurisdictions include AZ, CT, DE, ID, IL, KS, MD, MN, ND, NE, NJ, NC, OR, SD, WA, WI and WY
(3) AGS is not currently licensed in U.S. states of AK, AR, CO, KY, ME, MA, MO, PA, RI, WV and Canadian provinces of British Columbia, New Brunswick, Newfoundland & Labrador, Nova Scotia, Prince Edward Island and Quebec

ags OBSESSED with the game
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10 FY 2018 OUTLOOK  The Company expects to generate adjusted EBITDA, a non-GAAP financial measure defined below, of $124 - $130 million in 2018, representing growth of approximately 16%-22% compared to the prior year period.  AGS expects 2018 capital expenditures to be in the range of $55 - $60 million, compared to the prior year period, reflecting an expectation for a continued increase in its installed base in both existing and new markets. ($ in mm) 2016 2017 2018 guidance Adj. EBITDA $85.3 $106.8 $124 - $130 Capex $40.7 $57.5 $55 - $60

APPENDIX

COMPREHENSIVE OPERATIONAL SUMMARY

($ in mm, except RPD, ASP, ALP and ARPDAU)

Operational and other data	Q1	Q2	Q3	Q4	2016	Q1	Q2	Q3	Q4	2017
Revenues by segment										
EGM	$37.9	$39.9	$38.4	$40.3	$156.4	$45.0	$47.4	$53.3	$54.2	$199.9
Table products	0.7	0.6	0.7	0.7	2.7	0.6	0.7	1.1	1.6	4.1
Interactive	1.7	2.1	2.2	1.8	7.7	2.1	2.0	2.0	1.9	8.0
Total revenue	**$40.2**	**$42.6**	**$41.2**	**$42.7**	**$166.8**	**$47.8**	**$50.1**	**$56.4**	**$57.7**	**$212.0**
Adjusted EBITDA by segment										
EGM	$23.8	$24.0	$20.9	$23.0	$91.7	$25.2	$26.5	$29.8	$26.3	$107.8
% margin	*62.8%*	*60.1%*	*54.6%*	*57.2%*	*58.6%*	*56.0%*	*55.9%*	*55.8%*	*48.6%*	*53.9%*
Table products	(0.5)	(0.6)	(0.4)	(0.3)	(1.7)	(0.2)	(0.3)	(0.2)	0.2	(0.5)
Interactive	(2.0)	(1.4)	(0.6)	(0.7)	(4.7)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)
Total Adjusted EBITDA	**$21.3**	**$22.0**	**$20.0**	**$22.1**	**$85.3**	**$24.9**	**$26.1**	**$29.4**	**$26.4**	**$106.8**
% margin	*52.8%*	*51.7%*	*48.4%*	*51.7%*	*51.2%*	*52.1%*	*52.1%*	*52.1%*	*45.9%*	*50.4%*
EGM segment										
Total installed base units	19,747	20,014	20,108	20,851	20,851	21,204	21,479	22,015	23,805	23,805
Total revenue per day	$20.52	$20.33	$19.78	$18.55	$19.78	$19.93	$19.99	$19.65	$19.95	$19.88
EGM units sold	24	115	66	260	465	453	574	842	696	2,565
Average sales price	$16,868	$14,317	$14,361	$15,108	$14,897	$15,695	$15,840	$15,890	$17,676	$16,329
Table products segment										
Table products install base	923	1,091	1,205	1,500	1,500	1,691	1,754	2,350	2,400	2,400
Average monthly lease price	$259	$187	$186	$149	$194	$125	$124	$151	$228	$171
Interactive segment										
Average MAU	203,183	222,016	207,151	207,009	209,840	192,560	183,912	194,239	200,628	192,835
Average DAU	38,381	44,092	42,953	40,488	41,478	38,534	37,191	36,906	37,536	37,542
ARPDAU	$0.49	$0.48	$0.47	$0.49	$0.48	$0.57	$0.58	$0.59	$0.54	$0.57

ags OBSESSED with the game

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13 2  Write downs and other includes items related to loss on disposal or impairment of long lived assets, fair value adjustments to contingent consideration and acquisition costs  Loss on extinguishment and modification of debt primarily relates to the refinancing of long-term debt, in which deferred loan costs and discounts related to old senior secured credit facilities were written off  Other adjustments are primarily composed of professional fees incurred for projects, corporate and public filing compliance, contract cancellation fees and other transaction costs deemed to be non-operating in nature  Other non-cash charges are costs related to non- cash charges and losses on the disposition of assets, non-cash charges on capitalized installation and delivery, which primarily includes the costs to acquire contracts that are expensed over the estimated life of each contract and non-cash charges related to accretion of contract rights under development agreements  New jurisdiction and regulatory license costs relates primarily to one-time non-operating costs incurred to obtain new licenses and develop products for new jurisdictions  Legal & litigation expenses include of payments to law firms and settlements for matters that are outside the normal course of business  Acquisition and integration costs include restructuring and severance and are related to costs incurred after the purchase of businesses, such as the acquisitions of Cadillac Jack and RocketPlay, to integrate operations 1 2 3 4 5 6 7 3 4 5 6 7 1 TOTAL ADJUSTED EBITDA RECONCILIATION ($ in mm) Adj. EBITDA reconciliation Q1 Q2 Q3 Q4 2017 Net income ($12.4) ($20.1) ($4.1) ($8.5) ($45.1) Income tax (benefit) expense 2.2 1.3 1.1 (6.5) (1.9) Depreciation and amortization 18.5 18.2 16.9 18.1 71.6 Other expense (income) (2.8) (1.5) (0.5) 1.9 (2.9) Interest income (0.0) (0.0) (0.0) (0.0) (0.1) Interest expense 15.2 14.6 12.7 13.1 55.5 Write downs and oth r 0.2 1.9 0.5 1.8 4.5 Loss on extinguish t and modification of debt – 8.1 – 0.9 9.0 Other adjustments 0.6 0.9 0.5 0.8 2.9 Other non-cash charg 2.1 1.8 1.6 2.3 7.8 New jurisdiction and gulatory licensing costs 0.2 0.5 0.6 0.8 2.1 Legal & litigation exp nses including settlement payments 0.4 0.2 0.2 (0.2) 0.5 Acquisition & integr ion related costs 0.6 0.2 0.1 2.0 2.9 Adjusted EBITDA $24.9 $26.1 $29.4 $26.4 $106.8 ($ in mm) Adj. EBITDA reconciliation Q1 Q2 Q3 Q4 2016 Net income ($21.1) ($18.8) ($21.2) ($20.2) ($81.4) Income tax (benefit) expense (2.2) (1.6) (1.2) 1.9 (3.0) Depreciation and amortization 20.5 20.6 19.4 19.7 80.2 Other expense (income) 4.4 1.5 0.4 1.1 7.4 Interest income (0.0) (0.0) (0.0) (0.0) (0.1) Interest expense 4 6 14 6 1 9 15 8 60 0 Write downs a d o h r 0 1 0 2 9 1 1 3 3 Loss on exti guish en and modification of debt – – – – – adjustments 1 1 0 1 0 2 1 8 O her no -cash charges 1 7 3 6 1 8 1 8 8 9 New jurisdiction and r gulatory licensing costs 0 0 0 1 0 8 0 4 1 3 Legal & litigation expe ses including settlement payments 7 0 5 4 0 1 1 6 Acquisition & integrati n relate costs 1.3 1 0 2.7 4 5 4 Adjusted EBITDA $21 3 $22 0 $2 0 $22 1 $85 3 2 3 4 5 6 7 1

14 Unless otherwise indicated or the context otherwise requires, the following terms in this presentation have the meanings set forth below:  Adjusted EBITDA: Total adjusted EBITDA is not a presentation made in accordance with GAAP. Our use of the term total adjusted EBITDA may vary from others in our industry. Total adjusted EBITDA should not be considered as an alternative to operating income or net income  Average Monthly Lease Price (ALP): Average monthly lease price is calculated by dividing (a) total revenues recognized and directly attributable to Table Products by (b) the number of Table Products Installed Base and by (c) the number of months in such period  Average Revenue per Daily Active User (ARPDAU): ARPDAU is calculated by dividing (a) daily revenue by (b) the number of Daily Active Users  Average Sales Price (ASP): Average sales price is calculated by dividing (a) total revenues recognized and directly attributable to EGM unit sales in a period by (b) the number of EGM units sold over that same period  Daily Active Users (DAU): DAU is a count of daily unique visitors to a site  EGM Installed Base: EGM Installed Base is the number of recurring revenue EGM units installed on a specified date  Electronic Gaming Machine (EGM): EGMs include but are not limited to slot machines, Class II machines, video poker and video lottery machines  Monthly Active Users (MAU): MAU is a count of monthly unique visitors to a site  Recurring Revenue: Equal to the Gaming Operations Revenue line of our audited financial statements  Revenue Per Day (RPD): RPD is calculated by dividing (a) total revenues over a specified period recognized and directly attributable to units on lease (whether on a participation or daily fee arrangement) by (b) the number of units installed over that period and by (c) the number of days in such period  Ship Share: Ship Share is the share of all slots sold in a specified period  Table Products Installed Base: Table Products Installed Base is the number of recurring revenue table products installed on a specified date TERMS USED IN THIS PRESENTATION

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